                                                                   EXHIBIT 10.41

                                AGREEMENT BETWEEN
           DIDAX INC. AND QUANTUM AMERICAN, INC. AND QUANTUM FUNDS, LP
                  CROSSWALK AMERICAN VALUES EQUITY MUTUAL FUNDS

This is an Agreement between DIDAX INC. (hereinafter referred to as DIDAX), a Delaware corporation with its principal office at 4206F Technology Court, Chantilly, Virginia 20151 and Quantum American, Inc. and Quantum Funds LP, (hereinafter referred to as COMPANY), a Louisiana corporation domiciled in Orleans Parish, Louisiana. DIDAX and COMPANY may herein also be referred to as the "parties". This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana.

WHEREAS DIDAX and COMPANY are entering into this Agreement where DIDAX will provide to COMPANY the Crosswalk Market Initiation package on DIDAX's Web site, www.crosswalk.com and its personal finance channel, CrosswalkMoney, (hereinafter together referred to as "crosswalk") and DIDAX will also be retained by the COMPANY for the purpose of selling and promoting the services of the COMPANY as well as the services of the partnership known as Quantum/Gabelli, LP, of which COMPANY is a General Partner and fifty-one percent (51%) owner thereof; and

WHERAS DIDAX desired to perform those services for COMPANY, as set forth more particularly herein and for the compensation described herein; therefor it is agreed and understood that:

1.0.  SCOPE OF WORK

1.1 CROSSWALK MARKET INITIATION

DIDAX shall provide to COMPANY, the Crosswalk Market Initiation package valued at $130,000. This provides to COMPANY (a) full access to the proprietary values-based investing screening services developed by the Institute for American Values Investing for purposes of portfolio selection (b) the exclusive right to preferential marketing initiatives to enable COMPANY to market their services and products defined as the Crosswalk American Values Equities Mutual Funds, the Crosswalk Debit Card and the Crosswalk Money Market Fund; (c) the first right of refusal to participate in any future crosswalk created content and/or advertising that relates to services or products the COMPANY deems similar in nature. (d) integration with crosswalk content to give crosswalk visitors access to COMPANY's services and products; (e) announcements and surveys to crosswalk members which communicate availability of COMPANY products and services on crosswalk, and (f) the exclusive use of the word crosswalk and/or American Values Investing for use on the product name of any other family or mutual funds.

1.2 DIDAX SALES AND PROMOTION OF  COMPANY SERVICES

DIDAX, using every commercially reasonable effort at its disposal, shall cause its employee, Scott Fehrenbacher, and/or a substitute, only after confirmation by the COMPANY, to sell and promote the Crosswalk American Values Equities Mutual Funds, Crosswalk Debit Card and

Crosswalk Money Market Fund products and services of Quantum American, Inc. and Quantum/Gabelli, LP in full accordance with the Investment Advisors Act of 1940,15 U.S.C. Section 80b-1, ET seq.

1.2 DIDAX SALES AND PROMOTION OF  COMPANY SERVICES (CONTINUED)

DIDAX shall communicate and/or transmit to clients and/or prospective clients only such sales material, data compilations and/or other information as is furnished by and/or approved by the COMPANY.

While DIDAX shall be allowed to offer its Investigator screening services , DIDAX agrees not to promote or create any family of funds using the Investigator or American Values name and methodology other than the one with Quantum American Inc.

DIDAX, nor its employees shall have authority to bind, nor make an appearance to any client or prospective client that he/she had the authority to bind or otherwise obligate Quantum American, Inc. nor Quantum/Gabelli, LP to any contract or agreement without the prior written consent and authorization of the COMPANY.

1.3 COMPANY CREATION AND PROMOTION OF CROSSWALK AMERICAN VALUES EQUITY MUTUAL FUND FAMILY

The COMPANY will create, register and market the Crosswalk American Values Equity Mutual Fund family, committing a minimum of $130,000 in fund registration, development, and promotion through either direct mail, investor communiques and/or Funds launch events during the first year of this Agreement.

2.0 COMMERCIAL TERMS

2.1  TERM OF AGREEMENT

This Agreement will remain in tact until midnight November 30, 2019. After November 30, 2019, either party may terminate the agreement, provided that the terminating party provide to the other party, a sixty day written notice of intent to terminate this Agreement.

If DIDAX terminates the Agreement, all fees as described in Section 2.2 shall continue to be paid to DIDAX by the COMPANY, on all approved and completed sales from referrals provided by DIDAX, prior to the date of termination, for the services of Quantum American, Inc. or Quantum Gabelli, LP.

If the COMPANY terminates this Agreement, it shall continue to pay DIDAX all fees as described in Section 2.2, received by the COMPANY on all approved and completed referrals provided by DIDAX, prior to the date of termination, for the services of Quantum American, Inc. and/or Quantum Gabelli, LP, for as long as the referred purchasers remain clients of the COMPANY.

2.11 TERMINATION FOR NON-PERFORMANCE

This agreement shall be terminated for reason of non-performance of Quantum American, Inc. if the following conditions are no longer met: the mutual fund family must be registered and operational; Quantum American Inc. is active and in good business and ethical standing; and Quantum American Inc. is actively marketing and promoting the fund family.

2.2  COMPENSATION

Crosswalk American Values Equities Mutual Funds

The COMPANY agrees to pay DIDAX INC. a licensing fee of 0.50% of all assets under management in the Crosswalk American Values Equity Mutual Funds family and for each class of mutual fund created. In "wholesale" relationships, DIDAX will have full discretion in determining the portion of these fees to share with any affinity organizations that choose to promote the fund family to their memberships.

Payment Terms

The COMPANY agrees to pay DIDAX the amounts indicated above in this Section 2.2, quarterly in arrears, no more than 45 days beyond the close of the quarter.

2.3 DISPUTE RESOLUTION

Should any dispute netween the COMPANY and DIDAX, or its employees, arise regarding any aspect of this Agreement, it is herein agreed by both COMPANY and DIDAX that the matter, or matters, will be resolved only by binding arbitration and that the arbitrator of such dispute, or disputes, shall be a person or firm of recognized good standing in the securities industry, mutually agreed upon by both parties.

2.4 PUBLICITY, CONFIDENTIALITY AND NONDISCLOSURE

Neither party shall publish or make known to others any confidential information which is proprietary to the other party which is obtained in connection with or as a result of its work hereunder and which is not in the public domain. "Confidential Information" shall mean any information relating to or disclosed in the course of this Agreement that is or should reasonably be understood to be confidential or proprietary to the Disclosing Party, including but not limited to the material terms of this Agreement; technical processes and formulas; source code; product designs; sales, cost and other financial information; product and business plans; projections; and marketing data. "Confidential Information" shall not include information (1) already lawfully known to or independently developed by the receiving Party; (2) disclosed in published materials; (3) generally known to the public; (4) lawfully obtained from any third party (provided that such third party also lawfully obtained such information); or (5) required to be disclosed by law.

The Receiving Party acknowledges the confidential and proprietary nature of the Disclosing Party's Confidential Information and agrees that it shall not discuss, reveal or disclose the

Disclosing Party's Confidential Information for any purpose other than as contemplated hereby, in each case, without the prior written consent of the Disclosing Party. The Receiving Party agrees to take reasonable precautions to prevent unauthorized or inadvertent disclosure of Confidential Information of the Disclosure Party.

The Receiving Party will, at the request of the Disclosing Party, during the term of this Agreement, promptly return all Confidential Information held or used by the Receiving Party in whatever form, or at the discretion of the Disclosing Party, promptly destroy all such Confidential Information, including all copies thereof, and those portions of all documents that incorporate such Confidential Information.

The provisions of this section of the Agreement related to Confidential Information shall survive the termination of this Agreement for a period of three years.

3.5 INDEMNIFICATION:

Either party will defend, indemnify, save, and hold harmless the other party and the officers, directors, agents, affiliates, distributors, franchisees, and employees of the other party from any and all third party claims, demands, liabilities, costs or expenses, including reasonable attorneys' fees, resulting from the indemnifying party's breach of any duty, representation, or warranty of this Agreement, except where such liabilities result from the gross negligence or knowing and willful misconduct of the other party. Without limiting the generality of the foregoing, COMPANY will defend, indemnify, save and hold harmless DIDAX against any liabilities arising out of 1) any injury to person or property caused by any data provided to DIDAX by COMPANY (including but not limited to any item sold or advertised in connection with COMPANY's data), 2) any defamatory, libelous or illegal or allegedly defamatory, libelous or illegal data provided to DIDAX by COMPANY, and 3) any data infringing or allegedly infringing the proprietary rights (including but not limited to any intellectual property rights) of a third party, 4) any claim that any item(s) sold or advertised in connection with COMPANY's data does not perform or was not priced as advertised and/or does not comply with all local, state, federal and international Securities law requirements and all other relevant treaties, regulations, ordinances and the like. Prompt notice of any claim is a condition of the obligation of indemnity.

3.6  LIMITATION OF LIABILITY

DIDAX will make reasonable efforts to ensure the accuracy and reliability of data presented on crosswalk, however, COMPANY acknowledges that DIDAX, its officers, directors, employees and third party content providers will not be held liable for any damages suffered or incurred by COMPANY or any third party arising out of any faults, interruptions or delays in broadcast or any inaccuracies, errors or omissions on crosswalk, however such faults, interruptions, delays, inaccuracies, errors or omissions arise.

Neither Party shall be liable or deemed to be in default for any delay or failure in performance under this Agreement or interruption of service resulting directly or indirectly from acts of God;

civil or military authority; acts of public enemy; war; riots; civil disturbances; insurrections; acts of government; accidents; fire or other casualty; explosions; earthquakes; floods; the elements; strikes; labor disputes; failure of telecommunications; shortages of essential parts, materials, labor, or transportation; or any material cause beyond the reasonable control of such Party.

Under no circumstances will either party, its officers, directors, employees and third party content providers be liable for any indirect, incidental, special or consequential damages with respect to data provided on crosswalk, including lost profits regardless of whether such damages could have been foreseen or prevented by either party.

EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.

3.7  NOTICE

Notices under this Agreement shall be sufficient if in writing and if personally delivered, delivered by a major commercial overnight delivery courier service, sent by facsimile, or mailed by U.S. mail, to a Party at its address set forth below or as amended by notice pursuant to this Section. Unless actually received earlier, notices shall be deemed received five (5) days after deposit in the U.S. mail or one (1) day after being transmitted by overnight delivery courier service or by facsimile.

If to Quantum American, Inc.:                   Quantum American, Inc.
                                                938 Lafayette Street
                                                New Orleans, LA  70113
                                                Fax No.:    504-525-7868

If to Quantum Funds LP                          Quantum Funds LP
                                                938 Lafayette Street
                                                New Orleans, LA 70113
                                                Fax No.:    504-525-7868

If to DIDAX INC.:                               DIDAX INC.
                                                4206F Technology Court
                                                Chantilly, VA  20151
                                                Attention:  Scott Fehrenbacher
                                                Fax No.:    703-968-4819

3.8 ASSIGNMENT AND SEVERABILITY

This Agreement is not assignable by either Party without the written consent of the other. This Agreement shall be binding upon and shall inure to the benefits of the parties and their respective successors. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such determination shall not affect the validity, or enforceability of any other part or provision of this Agreement.

3.9 ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and cancels, supersedes and inures all and any previous Agreements between Quantum American, Inc., DIDAX INC., and the Institute for American Values Investing as indicated by consent below of William Parker, President of DIDAX INC., and Scott Fehrenbacher, Money Channel Manager for DIDAX and President of the Institute for American Values Investing or other previous proposals, both oral and written, negotiations, representations, commitments, writings, and all other communications between the parties. This Agreement may not be changed or modified except by an instrument in writing signed and accepted by both parties, and no change, termination, or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the parties against whom the same is sought to be enforced.

THUS DONE AND SIGNED, at New Orleans, Louisiana this 20th day of November, 1998, in the presence of the undersigned competent witnesses.

DIDAX INC.                                      QUANTUM AMERICAN, INC.

Signature        [SIG]                          Signature         [SIG]
          ----------------------                          ---------------------
Title        CEO / PRESIDENT                    Title           PRESIDENT
          ----------------------                          ---------------------

WITNESSES                                       QUANTUM FUNDS LP

                 [SIG]                          Signature         [SIG]
--------------------------------                          ---------------------
                                                Title         GENERAL PARTNER
                                                          ---------------------


CONSENT:

INSTITUTE FOR AMERICAN VALUES INVESTING         DIDAX INC.

Signature        [SIG]                          Signature         [SIG]
          ----------------------                          ---------------------
Title            PRESIDENT                      Title        CEO / PRESIDENT
          ----------------------                          ---------------------
WITNESSES                                       WITNESSES
                 [SIG]                                            [SIG]
--------------------------------                -------------------------------

                                AGREEMENT BETWEEN
                      DIDAX INC. AND QUANTUM AMERICAN, INC.
                   CROSSWALK AMERICAN VALUES MANAGED ACCOUNTS

This is an Agreement between DIDAX INC. (hereinafter referred to as DIDAX), a Delaware corporation with its principal office at 4206F Technology Court, Chantilly, Virginia 20151 and Quantum American, Inc., (hereinafter referred to as COMPANY), a Louisiana corporation domiciled in Orleans Parish, Louisiana. DIDAX and COMPANY may herein also be referred to as the "parties". This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana.

WHEREAS DIDAX and COMPANY are entering into this Agreement where DIDAX will provide to COMPANY the Crosswalk Market Initiation package on DIDAX's Web site, www.crosswalk.com and its personal finance channel, Crosswalk Money, (hereinafter together referred to as "crosswalk") and DIDAX will also be retained by the COMPANY for the purpose of selling and promoting the services of the COMPANY as well as the services of the partnership known as Quantum/Gabelli, LP, of which COMPANY is a General Partner and fifty-one percent (51%) owner thereof; and

WHERAS DIDAX desired to perform those services for COMPANY, as set forth more particularly herein and for the compensation described herein; therefor it is agreed and understood that:

1.0.  SCOPE OF WORK

1.1 CROSSWALK MARKET INITIATION

DIDAX shall provide to COMPANY, the Crosswalk Market Initiation package valued at $130,000. This provides to COMPANY (a) full access to the proprietary values-based investing screening services developed by the Institute for American Values Investing for purposes of portfolio selection; (b) the exclusive right to preferential marketing initiatives to enable COMPANY to market their services and products defined as the Crosswalk American Values Managed Accounts (separately managed accounts); (c) the first right of refusal to participate in any future crosswalk created content and/or advertising that relates to services or products the COMPANY deems similar in nature. (d) integration with crosswalk content to give crosswalk visitors access to COMPANY's services and products;
(e) announcements and surveys to crosswalk; and (f) the exclusive use of the word crosswalk and/or American Values Investing for use on the product name of any managed stock account program.

1.2 DIDAX SALES AND PROMOTION OF  COMPANY SERVICES

DIDAX, using every commercially reasonable effort at its disposal, shall cause its employee, Scott Fehrenbacher, and/or a substitute, only after confirmation by the COMPANY, to sell and promote the Crosswalk American Values Managed Account products and services of Quantum

American, Inc. and Quantum/Gabelli, LP in full accordance with the Investment Advisors Act of 1940, 15 U.S.C. Section 80b-1, ET seq.

1.2 DIDAX SALES AND PROMOTION OF  COMPANY SERVICES (CONTINUED)

DIDAX shall communicate and/or transmit to clients and/or prospective clients only such sales material, data compilations and/or other information as is furnished by and/or approved by the COMPANY.

DIDAX agrees not to create any professionally managed separate account products with the name American Values and the Institute for American Values Investing other than the one with Quantum American Inc. during the term of this agreement.

DIDAX, nor its employees shall have authority to bind, nor make an appearance to any client or prospective client that he/she had the authority to bind or otherwise obligate Quantum American, Inc. nor Quantum/Gabelli, LP to any contract or agreement without the prior written consent and authorization of the COMPANY.

1.3 COMPANY CREATION AND PROMOTION OF CROSSWALK AMERICAN VALUES MANAGED
ACCOUNTS:

The COMPANY will create, register and market the Crosswalk American Values Managed Accounts, committing a minimum of $130,000 in planning, registration, development, and promotion through either direct mail, investor communiques and/or product launch events during the first year of this Agreement.

2.0 COMMERCIAL TERMS

2.1  TERM OF AGREEMENT

This Agreement will remain in tact until midnight November 30, 1999. Unless either party provides to the other party, a sixty day written notice of intent to terminate this Agreement on November 30, 1999, the Agreement will automatically renew for a one year period from November 30, 1999. After November 30, 1999, either party may terminate the agreement, provided that the terminating party provide to the other party, a sixty day written notice of intent to terminate this Agreement.

If DIDAX terminates the Agreement, all fees as described in Section 2.2 shall continue to be paid to DIDAX by the COMPANY, on all approved and completed sales from referrals provided by DIDAX, prior to the date of termination, for the services of Quantum American, Inc. or Quantum Gabelli, LP.

If the COMPANY terminates this Agreement, it shall continue to pay DIDAX all fees as described in Section 2.2, received by the COMPANY on all approved and completed referrals provided by DIDAX, prior to the date of termination, for the services of Quantum American, Inc.

and/or Quantum Gabelli, LP, for as long as the referred purchasers remain clients of the COMPANY.

2.2  COMPENSATION

Crosswalk American Values Managed Accounts:

DIDAX will receive 40% of COMPANY's net management fees (after paying Haugen's license fee, or Gabelli Fixed Income 49% of fixed income fees). Haugen license fees are .1% on the first $100 million; .05% on the next $100 million; and .03% on all over $200 million.

Payment Terms

The COMPANY agrees to pay DIDAX the amounts indicated above in this Section 2.2, quarterly in arrears, no more than 45 days beyond the close of the quarter.

2.3 DISPUTE RESOLUTION

Should any dispute between the COMPANY and DIDAX, or its employees, arise regarding any aspect of this Agreement, it is herein agreed by both COMPANY and DIDAX that the matter, or matters, will be resolved only by binding arbitration and that the arbitrator of such dispute, or disputes, shall be a person or firm of recognized good standing in the securities industry, mutually agreed upon by both parties.

2.4 PUBLICITY, CONFIDENTIALITY AND NONDISCLOSURE

Neither party shall publish or make known to others any confidential information which is proprietary to the other party which is obtained in connection with or as a result of its work hereunder and which is not in the public domain. "Confidential Information" shall mean any information relating to or disclosed in the course of this Agreement that is or should reasonably be understood to be confidential or proprietary to the Disclosing Party, including but not limited to the material terms of this Agreement; technical processes and formulas; source code; product designs; sales, cost and other financial information; product and business plans; projections; and marketing data. "Confidential Information" shall not include information (1) already lawfully known to or independently developed by the receiving Party; (2) disclosed in published materials; (3) generally known to the public; (4) lawfully obtained from any third party (provided that such third party also lawfully obtained such information); or (5) required to be disclosed by law.

The Receiving Party acknowledges the confidential and proprietary nature of the Disclosing Party's Confidential Information and agrees that it shall not discuss, reveal or disclose the Disclosing Party's Confidential Information for any purpose other than as contemplated hereby, in each case, without the prior written consent of the Disclosing Party. The Receiving Party agrees to take reasonable precautions to prevent unauthorized or inadvertent disclosure of Confidential Information of the Disclosure Party.

The Receiving Party will, at the request of the Disclosing Party, during the term of this Agreement, promptly return all Confidential Information held or used by the Receiving Party in whatever form, or at the discretion of the Disclosing Party, promptly destroy all such Confidential Information, including all copies thereof, and those portions of all documents that incorporate such Confidential Information.

The provisions of this section of the Agreement related to Confidential Information shall survive the termination of this Agreement for a period of three years.

3.5 INDEMNIFICATION:

Either party will defend, indemnify, save, and hold harmless the other party and the officers, directors, agents, affiliates, distributors, franchisees, and employees of the other party from any and all third party claims, demands, liabilities, costs or expenses, including reasonable attorneys' fees, resulting from the indemnifying party's breach of any duty, representation, or warranty of this Agreement, except where such liabilities result from the gross negligence or knowing and willful misconduct of the other party. Without limiting the generality of the foregoing, COMPANY will defend, indemnify, save and hold harmless DIDAX against any liabilities arising out of 1) any injury to person or property caused by any data provided to DIDAX by COMPANY (including but not limited to any item sold or advertised in connection with COMPANY's data), 2) any defamatory, libelous or illegal or allegedly defamatory, libelous or illegal data provided to DIDAX by COMPANY, and 3) any data infringing or allegedly infringing the proprietary rights (including but not limited to any intellectual property rights) of a third party, 4) any claim that any item(s) sold or advertised in connection with COMPANY's data does not perform or was not priced as advertised and/or does not comply with all local, state, federal and international Securities law requirements and all other relevant treaties, regulations, ordinances and the like. Prompt notice of any claim is a condition of the obligation of indemnity.

3.6  LIMITATION OF LIABILITY

DIDAX will make reasonable efforts to ensure the accuracy and reliability of data presented on crosswalk, however, COMPANY acknowledges that DIDAX, its officers, directors, employees and third party content providers will not be held liable for any damages suffered or incurred by COMPANY or any third party arising out of any faults, interruptions or delays in broadcast or any inaccuracies, errors or omissions on crosswalk, however such faults, interruptions, delays, inaccuracies, errors or omissions arise.

Neither Party shall be liable or deemed to be in default for any delay or failure in performance under this Agreement or interruption of service resulting directly or indirectly from acts of God; civil or military authority; acts of public enemy; war; riots; civil disturbances; insurrections; acts of government; accidents; fire or other casualty; explosions; earthquakes; floods; the elements; strikes; labor disputes; failure of telecommunications; shortages of essential parts, materials, labor, or transportation; or any material cause beyond the reasonable control of such Party.

Under no circumstances will either party, its officers, directors, employees and third party content providers be liable for any indirect, incidental, special or consequential damages with respect to data provided on crosswalk, including lost profits regardless of whether such damages could have been foreseen or prevented by either party.

EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.

3.7  NOTICE

Notices under this Agreement shall be sufficient if in writing and if personally delivered, delivered by a major commercial overnight delivery courier service, sent by facsimile, or mailed by U.S. mail, to a Party at its address set forth below or as amended by notice pursuant to this Section. Unless actually received earlier, notices shall be deemed received five (5) days after deposit in the U.S. mail or one (1) day after being transmitted by overnight delivery courier service or by facsimile.

If to Quantum American, Inc.:                   Quantum American, Inc.
                                                938 Lafayette Street
                                                New Orleans, LA  70113
                                                Fax No.:    504-525-7868

If to DIDAX INC.:                               DIDAX INC.
                                                4206F Technology Court
                                                Chantilly, VA  20151
                                                Attention:  Scott Fehrenbacher
                                                Fax No.:    703-968-4819

3.8 ASSIGNMENT AND SEVERABILITY

This Agreement is not assignable by either Party without the written consent of the other. This Agreement shall be binding upon and shall inure to the benefits of the parties and their respective successors. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such determination shall not affect the validity, or enforceability of any other part or provision of this Agreement.

3.9 ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and cancels, supersedes and inures all and any previous Agreements between Quantum American, Inc., DIDAX INC., and the Institute for American Values Investing as indicated by consent below of William Parker, President of DIDAX INC., and Scott Fehrenbacher, Money Channel Manager for DIDAX and President of the Institute for American Values Investing or other previous proposals, both oral and written, negotiations, representations, commitments, writings, and all other communications between the parties. This Agreement may not be changed or modified except by an instrument in writing signed and accepted by both parties, and no change, termination, or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the parties against whom the same is sought to be enforced.

THUS DONE AND SIGNED, at New Orleans, Louisiana this 20th day of November, 1998, in the presence of the undersigned competent witnesses.

DIDAX INC.                                      QUANTUM AMERICAN, INC.

Signature         [SIG]                         Signature          [SIG]
          ---------------------                           ----------------------
Title         CEO / PRESIDENT                   Title            PRESIDENT
          ---------------------                           ----------------------
WITNESSES
                  [SIG]
-------------------------------

CONSENT:                                        CONSENT:

INSTITUTE FOR AMERICAN VALUES INVESTING         DIDAX INC.

Signature         [SIG]                         Signature           [SIG]
          ---------------------                           ----------------------
Title            PRESIDENT                      Title         CEO / PRESIDENT
          ---------------------                           ----------------------
WITNESSES                                       WITNESSES
                                   [SIG]
--------------------------------------------------------------------------------